Exhibit 10.9

FIRST AMENDMENT TO LEASE

(989 Market Street)

THIS FIRST AMENDMENT TO LEASE (“First Amendment”) is made and entered into as of the 28th day of June, 2011 (“Effective Date”) by and between 989 MARKET STREET, LLC, a Nevada limited liability company (“Landlord”) and ZENDESK INC., a Delaware corporation (“Tenant”).

R E C I T A L S:

A. Landlord and Tenant entered into that certain Office Lease dated April 29, 2011 (the “Lease”) whereby Landlord leased to Tenant and Tenant leased from Landlord certain office space consisting of approximately 16,200 rentable square feet comprising the entire third (3rd) floor of that certain office building (“Building”) commonly known as 989 Market Street located and addressed at 989 Market Street, Suite 300, San Francisco, California 94103 (“Premises”).

B. Pursuant to the terms and conditions of Exhibit “D” of the Lease (the “Work Letter”), Landlord agreed to construct certain improvements (“Landlord Work”) in the Premises as further described the Approved Plan attached to the Lease as “D-1” (“Approved Plan”). By this First Amendment, Landlord and Tenant wish to (i) replace the Approved Plan originally attached to the Lease with the attached Approved Plan, (ii) clarify Landlord’s and Tenant’s financial obligations relative to the cost of Landlord Work, and (iii) otherwise modify the Lease as provided herein.

C. Unless otherwise defined herein, capitalized terms as used herein shall have the same meanings as given in the Lease.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

A G R E E M E N T:

1. Landlord Work. Prior to the execution of this First Amendment, Landlord and Tenant have approved (i) a detailed space plan for the construction of Landlord’s Work in the Premises, which space plan has been prepared by Studio O + A (“Final Approved Plan”) and (ii) a bid proposal for the construction of Landlord’s Work in the Premises, which bid proposal has been prepared by DA Pope Construction and is dated June 2, 2011 (Rev-2) (“Bid Proposal”). The Final Approved Plan and Bid Proposal are approved by the parties as of the Effective Date, are attached hereto collectively, as Exhibit “D-1” and hereby replaces the original Approved Plan attached to the Lease as Exhibit “D-1”. Consequently, all references in the Work Letter to the “Approved Plan” shall mean and refer to the Final Approved Plan and Bid Proposal attached hereto as Exhibit “D-1”. Landlord agrees to construct the Landlord Work, pursuant to the terms and conditions set forth in the Work Letter and as depicted on the Approved Plan (as amended hereby). Landlord shall pay for the cost (including, the cost of obtaining all applicable building permits) of the design and construction of Landlord’s Work in an amount up to, but not exceeding, Two Hundred Twenty Two Thousand One Hundred Fifty and 00/100 Dollars ($222,150.00) plus any additional costs actually incurred by Landlord in excess of such $222,150.00 amount as a direct result of Landlord’s or Landlord’s contractor’s active negligence or willful misconduct or resulting from change order to the Approved Plans (as amended hereby) if such change order is initiated and executed by Landlord (the “Landlord’s Contribution”). Tenant shall pay for all costs in excess of the Landlord’s Contribution (“Over Allowance Amount”) which payment shall be made to Landlord in cash within thirty (30) days after Tenant’s receipt of invoice therefor from Landlord. Payment of the Over-Allowance Amount shall be in addition to Tenant’s obligation to pay to Landlord the cost of any Aggregate Extras as provided in Section 4 of the Work Letter.

2. Completion of Landlord’s Work. Landlord shall use good faith and diligent efforts to substantially complete Landlord’s Work on or before July 28, 2011, which July 28, 2011 date will be extended on a day-for-day basis for each day of delay attributable to any Tenant Delay (as defined in Section 3.1 of the Lease and specifically including, any change orders requested by Tenant (with specific reference to the change request proposal 11-0001 dated June 24, 2011) and/or and delay or stoppage due to strikes, lockouts, labor disputes, acts of God, acts of war, terrorist acts, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotions, fire or other casualty, and other causes beyond the reasonable control of Landlord. The parties acknowledge that, for purposes of the immediately preceding sentence, Landlord’s reasonable construction schedule shall not include any scheduled overtime.

3. Defaults. Tenant hereby represents and warrants to Landlord that, as of the Effective Date of this First Amendment, Tenant is in full compliance with all terms, covenants and conditions of the Lease and that there are no breaches or defaults under the Lease by Landlord or Tenant, and that Tenant knows of no events or circumstances which, given the passage of time, would constitute a default under the Lease by either Landlord or Tenant.

4. Brokers. Each party represents and warrants to the other that no broker, agent or finder negotiated or was instrumental in negotiating or consummating this First Amendment. Each party further agrees to defend, indemnify and hold harmless the other party from and against any claim for a commission or finder’s fee by any entity who claims or alleges that they were retained or engaged by the first party or at the request of such party.

5. Signing Authority. Each individual executing this First Amendment on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in the State of California and that Tenant has full right and authority to execute and deliver this First Amendment and that each person signing on behalf of Tenant is authorized to do so.

6. Counterparts and Fax Signatures. This First Amendment may be executed in counterparts, each of which shall be deemed an original, but such counterparts, when taken together, shall constitute one agreement. This First Amendment may be executed by a party’s signature transmitted by facsimile or other electronic means (collectively, “faxed signatures”), and copies of this First Amendment executed and delivered by means of faxed signatures shall have the same force and effect as copies hereof executed and delivered with original signatures.

Both parties hereto may rely upon faxed signatures as if such signatures were originals. Either party executing and delivering this First Amendment by facsimile or other electronic means shall promptly thereafter deliver a counterpart signature page of this First Amendment containing said party’s original signature. Both parties hereto agree that a faxed signature page may be introduced into evidence in any proceeding arising out of or related to this First Amendment as if it were an original signature page.

7. No Further Modification. Except as set forth in this First Amendment, all of the terms and provisions of the Lease shall continue to apply and shall remain unmodified and in full force and effect. Effective as of the Effective Date hereof, all references to the “Lease” shall refer to the Lease as amended by this First Amendment.

IN WITNESS WHEREOF, this First Amendment has been executed as of the day and year first above written.

Landlord:	989 MARKET STREET, LLC, a Nevada limited liability company

	By:	Regis Realty I LLC, a Texas limited liability company
	Its:	Authorized Agent

Date: June 28, 2011		By:	/s/ Scott Porter
Scott Porter, Senior Vice President

Tenant:	ZENDESK INC., a Delaware corporation

Date: June 28, 2011	By: /s/ Richard Rigoli
Name: Richard Rigoli
Its Duly-Authorized CFO

EXHIBIT D-I

APPROVED PLANS

ZENDESK

DESIGN DEVELOPMENT SET-NOT FOR CONSTRUCTION

989 MARKET STREET
SAN FRANCISCO, CA

PROJECT MAP

KEY PLAN SCALE: 1/32" = 1'-0"

SUMMARY OF WORK

BUILDING SUMMARY

DISCLAIMERS

ABBREVIATIONS

DRAWING INDEX

PROJECT TEAM

GENERAL REQUIREMENTS

studio O+A

ZENDESK
TENANT IMPROVEMENT

COVER SHEET

A0.0

EXHIBIT D-1

DEMOLITION PLAN

DEMOLITION GENERAL NOTES

[illegible]

DEMOLITION LEGEND

[illegible]

DEMOLITION KEY NOTES

[illegible]

studio o+a

ZENDESK

TENANT IMPROVEMENT

DEMOLITION PLAN

A1.0

EXHIBIT D-1

CONSTRUCTION PLAN 1

CONSTRUCTION GEN. NOTES

CONSTRUCTION LEGEND

AREA OF WORK

CONSTRUCTION KEY NOTES

studio O+a

ZENDESK

TENANT IMPROVEMENT

CONSTRUCTION PLAN

A2.0

EXHIBIT D-1

POWER & SIGNAL PLAN

POWER&SIGNAL GEN. NOTES

MOUNT. DEVICE LOCATIONS

POWER&SIGNAL LEGEND

POWER&SIGNAL KEY NOTES

studio O+a

ZENDESK

TENANT IMPROVEMENT

POWER & SIGNAL PLAN

A3.0

EXHIBIT D-1

REFLECTED CEILING PLAN 1

REF. CEILING GENERAL NOTES

SPRINKLER NOTES

CEILING FIXTURE SCHEDULE

REF. CEILING LEGEND

REF. CEILING KEY NOTES

DEMOLITION REF. CEILING LEGEND

HVAC NOTES

studio o+a

ZENDESK

TENANT IMPROVEMENT

DEMOLITION REFLECTED CEILING PLAN & NEW REFLECTED CEILING PLAN

A4.0

EXHIBIT D-1

FINISH PLAN 1

FINISH SCHEDULE

FINISH GENERAL NOTES

FINISH LEGEND

FINISH KEY NOTES

studio O+a

ZENDESK

TENANT IMPROVEMENT

FINISH PLAN

A5.0

EXHIBIT D-1

studio o+a

ZENDESK

TENANT IMPROVEMENT

INTERIOR ELEVATIONS

A6.0

EXHIBIT D-1

METAL STUD SCHEDULE 23
NON-RATED THRU GRID PARTITION 16
WALL FURRING W/ TYP. RE. 12
STUD BRACING 8
DOOR JAMB DETAIL (HEAD SIM.) 4
NOT USED 19
TYP. LIGHT FIXTURE @ SUSP. PANEL CLG. 15
BACKING PLATE DETAIL 7
DOOR & SIDELIGHT JAMB DETAIL 3
NOT USED 18
TYP. SUSP. PANEL CLG. BRACING STRUT 14
SIDELIGHT DETAIL 6
NOT USED 2
TYP. SUSPENDED LAY-IN PANEL CLG. SECTION 17
TYP. SUSPENDED LAY-IN PANEL CLG. LAYOUT 13
TYP. SUSPENDED LAY-IN PANEL C.G. NOTES 9
DOOR HEAD AT TILE CEILING 5
NON-RATED FULL HEIGHT PARTITION 1

studio O+a

ZENDESK

TENANT IMPROVEMENT

PARTITION, DOOR & CEILING DETAILS

A7.0

EXHIBIT D-1

CONSTRUCTION SYMBOLS

DOOR HARDWARE MOUNTING LOCATION

DOOR SCHEDULE

DOOR NO.	LOCATION	OPENING SIZE	DOOR TYPE	DOOR MAT.	DOOR FINISH	DOOR RATING	DOOR GLASS	FRAME TYPE	FRAME MAT.	FRAME FINISH	HARDWARE GROUP	REMARKS
[illegible]	RECEPTION	[illegible]	A	[illegible]	[illegible]	[illegible]	[illegible]	—	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	A	[illegible]	[illegible]	[illegible]	—	—	—	—	—	[illegible]
[illegible]	CONFERENCE [illegible]	[illegible]	A	[illegible]	[illegible]	NON RATED	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	CONFERENCE [illegible]	[illegible]	A	[illegible]	[illegible]	NON RATED	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	A	[illegible]	[illegible]	NON RATED	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	A	[illegible]	[illegible]	NON RATED	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	A	[illegible]	[illegible]	[illegible]	[illegible]	—	—	—	—	[illegible]
[illegible]	CONFERENCE [illegible]	[illegible]	A	[illegible]	[illegible]	NON RATED	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	CONFERENCE [illegible]	[illegible]	A	[illegible]	[illegible]	NON RATED	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	A	[illegible]	[illegible]	NON RATED	—	—	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	A	[illegible]	[illegible]	NON RATED	—	—	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	OFFICE [illegible]	[illegible]	A	[illegible]	[illegible]	NON RATED	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	A	[illegible]	[illegible]	NON RATED	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	A	[illegible]	[illegible]	NON RATED	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	CONFERENCE [illegible]	[illegible]	A	[illegible]	[illegible]	NON RATED	[illegible]	—	—	—	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	A	[illegible]	[illegible]	NON RATED	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	A	[illegible]	[illegible]	NON RATED	[illegible]	—	—	—	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	A	[illegible]	[illegible]	NON RATED	[illegible]	—	—	—	[illegible]	[illegible]
[illegible]	CONFERENCE [illegible]	[illegible]	A	[illegible]	[illegible]	NON RATED	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	A	[illegible]	[illegible]	—	—	—	—	—	[illegible]	[illegible]

DOOR TYPES

DOOR FRAME TYPES

ABBREVIATIONS

[illegible]

GLAZING SCHEDULE

[illegible]

HARDWARE GROUPS

[illegible]

DOOR NOTES

[illegible]

studio O+A
[illegible]

ZENDESK
TENANT IMPROVEMENT

DOOR & HARDWARE SCHEDULE

A8.0

EXHIBIT D-1

BID PROPOSAL

EXHIBIT D-1